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                                                                   Exhibit 10.55




                       FOURTH AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT





         This Fourth Amendment to Second Amended and Restated Loan Agreement dated as of December 31, 1998, by and between Citizens Bank of Massachusetts (herein "BANK"), and DM Management Company, a Delaware corporation (herein "BORROWER").

                                   WITNESSETH:


         WHEREAS, BANK and BORROWER are parties to that certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated as of October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998, and as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1998, and Second Amendment to Second Amended and Restated Loan Agreement dated as of September 4, 1998 and Third Amendment to Second Amended and Restated Loan Agreement dated September 4, 1998 (as so restated and amended, the "Loan Agreement");

         WHEREAS, BORROWER and the BANK wish to further amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

                   (a) By deleting the definition of CERTIFICATE OF DEPOSIT and substituting the following in lieu thereof:

                       "CERTIFICATE OF DEPOSIT" shall mean a certain Certificate
                   of Deposit of the BANK issued to the BORROWER numbered 9802250739 in the amount of $12,327,632.99 as the same may be amended, substituted for, replaced, increased or reduced.


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                   (b) By deleting the definition of REVOLVING CREDIT COMMITMENT
              AMOUNT and substituting the following in lieu thereof:

                       "'REVOLVING CREDIT COMMITMENT AMOUNT' (sometimes the
                   'REVOLVING COMMITMENT AMOUNT') shall mean the sum of Eight Million Five Hundred Thousand Dollars ($8,500,000.00) except that during the period from the date hereof through March 31, 1999 it shall mean Twenty-Three Million Five Hundred Thousand Dollars ($23,500,000.00) (unless BORROWER delivers written notice to the BANK requesting a lesser amount and BANK confirms same in writing), provided however that any such increase as aforesaid (consisting of Fifteen Million Dollars ($15,000,000)) shall be reduced by the amount financed under the CITIZENS LEASE."

                   (c) By deleting the definition of "SPECIAL EVENT".

                   (d) By deleting the definition of "SPECIAL PERIOD".

                   (e) By inserting a definition of "SECOND REPLACEMENT NEW
              BRIDGE NOTE" as follows:

                       "SECOND REPLACEMENT NEW BRIDGE NOTE" is defined in
                   Section 5A.05.

         2. Section 5A.05 is hereby deleted and the following substituted in lieu thereof:

                       "5A.05 The term of the BRIDGE NOTE having expired and all
                   of the conditions of Article XV and Section 2.08 having been satisfied and no EVENT OF DEFAULT having occurred, the BANK agreed to extend the term for repayment of the BRIDGE LOAN until December 31, 1998 and to reprice the same in the manner provided. Such BRIDGE LOAN was evidenced by the NEW BRIDGE NOTE. The BORROWER having represented that all of the conditions of Article XV and Section 2.08 have been satisfied and remain fulfilled as of the date hereof, and that no EVENT OF DEFAULT has occurred, the BANK agrees to further extend the term of the BRIDGE LOAN until March 31, 1999 and to reprice the same in the manner provided in Section 5A.08 hereof."



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         3.   Concurrently herewith, BORROWER shall execute and deliver to the
              BANK a replacement of the REPLACEMENT NEW BRIDGE NOTE (the "SECOND REPLACEMENT NEW BRIDGE NOTE") to reflect the amended maturity date of such note. All references in the Loan Agreement to the "NEW BRIDGE NOTE" or "REPLACEMENT NEW BRIDGE NOTE" shall hereafter be deemed to refer to such "SECOND REPLACEMENT NEW BRIDGE NOTE" executed of even date herewith.

         4. Section 5A.08 is hereby deleted and the following substituted in lieu thereof:

                       "5A.08 The BORROWER shall from March 5, 1998 until the
                   full balance of principal and interest on the BRIDGE LOAN shall have been paid in full, pay interest monthly in arrears on the daily outstanding balance of the BRIDGE LOAN from time to time outstanding at the rate provided in Section 5A.04. for each INTEREST PERIOD (unless otherwise provided).

         5. Concurrently herewith, BORROWER shall execute and deliver to the BANK a replacement of the REPLACEMENT SHORT TERM REVOLVING NOTE (the "SECOND REPLACEMENT SHORT TERM REVOLVING NOTE") to reflect the amended maturity date(s) of such note. All references in the Loan Agreement to "SHORT TERM REVOLVING NOTE" or "REPLACEMENT SHORT TERM REVOLVING NOTE" shall hereafter be deemed to refer to such "SECOND REPLACEMENT SHORT TERM REVOLVING NOTE" executed of even date herewith.

         6. Section 5B.02 is hereby deleted and the following substituted in lieu thereof:

                       "5B.02 The SHORT TERM REVOLVING LOAN shall be paid in
                   full on the first to occur of (1) the obtaining of permanent financing with respect to the Project or (2) March 31, 1999."

         This Amendment shall take effect as of the date first above written.

         Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.


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Witness:                           DM MANAGEMENT COMPANY

 /s/ Lori B. Leeth
---------------------------

                                   By: /s/ Olga L. Conley
                                       -------------------------------------
                                       Olga L. Conley, Chief Financial Officer


                                   CITIZENS BANK OF MASSACHUSETTS


                                   By: /s/ Lori B. Leeth
                                       -------------------------------------
                                       Lori B. Leeth, Senior Vice President







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